EXHIBIT 10.14(c)
                         WAIVER AND AMENDMENT No. 3 dated as
                    of July 14, 1995 (this "Amendment"), to
                    the Credit Agreement dated as of May 11, 1994, as amended by Consent and Amendment No. 1 thereto dated as of February 23, 1995, and Waiver and Amendment No. 2 thereto dated as of June 9, 1995 (as the same may be further amended, restated, supplemented, waived or otherwise modified from time to time, the "Credit Agreement"), among
                    Jefferson Smurfit Corporation, a
                    Delaware corporation ("JSC"); Jefferson
                    Smurfit Corporation (U.S.), a Delaware
                    corporation ("Old JSCUS"); Container
                    Corporation of America, a Delaware
                    corporation ("CCA"); the lenders named
                    therein (the "Lenders"); Chemical Bank,
                    a New York banking corporation, and
                    Bankers Trust Company, a New York
                    banking corporation ("BTCo"), as senior
                    managing agents (in such capacity, the
                    "Senior Managing Agents") for the
                    Lenders; the fronting banks named
                    therein (the "Fronting Banks"); and
                    Chemical Bank, as swingline lender (in
                    such capacity, the "Swingline Lender"),
                    administrative agent (in such capacity,
                    the "Administrative Agent") and
                    collateral agent (in such capacity, the
                    "Collateral Agent").

          A. Pursuant to the terms and subject to the conditions contained in the Credit Agreement, the Lenders, the Swingline Lender and the Fronting Banks have extended, and have agreed to extend, credit to the Borrower (as defined below).

          B.  As of December 31, 1994, (i) pursuant to
Section 7.12(c) of the Credit Agreement, JSCE, Inc. assumed all the obligations of Old JSCUS under the Loan Documents;
(ii) pursuant to Section 7.05 of the Credit Agreement, Old JSCUS was merged with and into CCA, with CCA surviving such merger; and (iii) CCA changed its name to Jefferson Smurfit Corporation (U.S.) (referred to in this Amendment as "JSCUS" or the "Borrower").

          C. On July 14, 1995, JSCUS acquired all the issued and outstanding capital stock of Smurfit Newsprint Corporation, a Delaware corporation ("SNC"), not then owned by it for $20,000,000 in cash, subject to adjustment to reflect the net book value of SNC at December 31, 1995 (the "SNC Stock Purchase"). As a result of the SNC Stock Purchase, pursuant to Section 6.10(d) of the Credit Agreement, (i) the Borrower is required to cause SNC to guarantee the Obligations, and to secure such guarantee, and
(ii) all the capital stock of SNC is to be pledged to the Collateral Agent to secure the Obligations, in each case pursuant to one or more instruments or agreements satisfactory in form and substance to the Collateral Agent.

          D.  The Borrower has requested that certain
provisions of the Credit Agreement be amended or waived so that (i) certain accounts receivable of SNC sold or contributed to JSCUS for sale or contribution to JSFin pursuant to the Receivables Program Documents (the "SNC Program Receivables") may be treated under the Loan Documents as Program Receivables and, accordingly, not pledged to the Collateral Agent to secure the Obligations,
(ii) the lien on the SNC Program Receivables in favor of the Collateral Agent for the ratable benefit of the Secured Parties may be released, (iii) SNC shall not be required to grant to the Collateral Agent a lien on, and security interest in, its real property, fixtures and equipment and
(iv) the SNC Stock Purchase shall not reduce the Borrower's Investment basket under Section 7.04(h) of the Credit Agreement.

          E. The Required Lenders are willing to grant such waivers and so to amend the Credit Agreement (the Credit Agreement, as waived and amended hereby, is hereinafter referred to as the "Amended Credit Agreement"), all on the terms and subject to the conditions set forth herein.

          F. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Credit
Agreement.

          Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

          SECTION 1.  Amendment to Section 1.01 of the
Credit Agreement.  The definition of the term "Program
Receivables" in Section 1.01 of the Credit Agreement is hereby amended by deleting from the fifth line thereof the word "CCA" and substituting therefor the word "SNC".

          SECTION 2.  Amendment to Section 7.04 of the
Credit Agreement.  Section 7.04 of the Credit Agreement is
hereby amended by:

          (a) deleting the two parentheticals in
     paragraph (a) thereof;

          (b) deleting paragraph (c) thereof in its entirety and substituting therefor the words "[Intentionally
     Omitted]";

          (c) deleting the parenthetical in paragraph (d) thereof;

          (d) deleting the word "and" at the end of paragraph (g) thereof;

          (e) deleting the parenthetical in clause (i) of paragraph (h) thereof;

          (f) deleting the period at the end of
     paragraph (h) thereof and substituting therefor the words "; and"; and

          (g) adding as a new paragraph (i) thereto the following:

               "(i) the purchase of all the capital stock of SNC not then owned by JSCUS for an aggregate purchase price (including pursuant to purchase price adjustments and fees and expenses payable in connection with such purchase) not to exceed $25,000,000; provided that, in connection therewith, (i) JSCUS shall pledge to the Collateral Agent all the capital stock of SNC and
          (ii) JSCUS shall, and shall cause SNC to, comply with the applicable provisions of
          Section 6.10(d)."

          SECTION 3.  Amendment to Section 7.06(c) of the
Credit Agreement. Section 7.06(c) of the Credit Agreement is hereby deleted in its entirety and the words
"Intentionally Omitted" substituted therefor.

          SECTION 4.  Amendment to Section 10.17 of the
Credit Agreement. Section 10.17 of the Credit Agreement is hereby amended by deleting from the second and last lines thereof the word "CCA" and substituting therefor the word
"SNC".

          SECTION 5.  Waiver of Section 6.10(d) of the
Amended Credit Agreement. The Required Lenders hereby waive compliance by the Borrower with the provisions of
Section 6.10(d) of the Credit Agreement to the extent, but only to the extent, necessary to allow SNC not to pledge to the Collateral Agent (i) the SNC Program Receivables in accordance with the Amended and Restated SNC Security Agreement (as defined herein) and (ii) its real property, fixtures and equipment (in each case whether now owned or hereafter acquired).

          SECTION 6. Authorization of Amended and Restated SNC Security Agreement and Amended and Restated SNC Guarantee Agreement. The Required Lenders hereby
(a) authorize the Collateral Agent to enter into (i) the Amended and Restated SNC Security Agreement substantially in the form attached as Exhibit A hereto (the "Amended and Restated SNC Security Agreement") and (ii) the Amended and Restated SNC Guarantee Agreement substantially in the form attached as Exhibit B hereto (the "Amended and Restated SNC Guarantee Agreement") and (b) agree that such agreements, after giving effect to the waiver provided for in Section 5 above, satisfy the requirements of Section 6.10(d) of the Amended and Restated Credit Agreement, Section 7.14 of the Security Agreement and Section 20 of the Guarantee Agreement, as applicable.

          SECTION 7. Representations and Warranties. To induce the other parties hereto to enter into this Amendment, each of JSC, JSCE and the Borrower represents and warrants to each of the Lenders, the Administrative Agent, the Senior Managing Agents, the Fronting Banks, the Swingline Lender and the Collateral Agent that, after giving effect to this Amendment, (a) the representations and warranties set forth in Article IV of the Credit Agreement are true and correct in all material respects on and as of the date hereof with the same effect as though made on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date, (b) no Default or Event of Default has occurred and is continuing and (c) JSCUS owns, beneficially and of record, 100% of the issued and outstanding capital stock of SNC.

          SECTION 8. Conditions to Effectiveness. This Amendment shall become effective as of the date first above written when (a) the Administrative Agent shall have received counterparts of this Amendment that, when taken together, bear the signatures of JSC, JSCE, the Borrower, the Guarantors and the Required Lenders, (b) the Amended and Restated SNC Security Agreement and the Amended and Restated SNC Guarantee Agreement shall have been duly executed by the parties thereto and delivered to the Collateral Agent, and shall be in full force and effect, (c) certificates representing all the shares of common stock of SNC, accompanied by stock powers duly endorsed in blank, shall be in the actual possession of the Collateral Agent and the Collateral Agent shall have received a supplement to
Schedule I to the Pledge Agreement, showing such shares thereon, and (d) the fully executed Uniform Commercial Code Financing statements referred to in Section 3.02 of the Amended and Restated SNC Security Agreement shall have been delivered to the Collateral Agent for filing with the appropriate filing offices.

          SECTION 9.  Effect of Amendment.  Except as
expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Fronting Banks, the Swingline Lender, the Collateral Agent, the Administrative Agent, the Senior Managing Agents, JSC, JSCE, the Borrower or the Guarantors under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle JSC, JSCE, the Borrower or the Guarantors to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.

          SECTION 10.  Consent of Guarantors.  The
Guarantors hereby acknowledge and consent to the terms and conditions of this Amendment.

          SECTION 11. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Delivery of any executed counterpart of a signature page of this Amendment by facsimile transmis-sion shall be as effective as delivery of a manually executed counterpart hereof.

          SECTION 12.  APPLICABLE LAW.  THIS AMENDMENT SHALL
BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS
OF THE STATE OF NEW YORK.

          SECTION 13.  Headings.  The headings of this
Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.


          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers, all as of the date and year first above written.


JEFFERSON SMURFIT CORPORATION,

  by

    Name:
    Title:


JSCE, INC.,

  by

    Name:
    Title:


JEFFERSON SMURFIT CORPORATION
(U.S.),

  by

    Name:
    Title:


CHEMICAL BANK, individually
  and as Administrative Agent,
 Collateral Agent, Senior
  Managing Agent and Swingline
 Lender,

  by

    Name:
    Title:


BANKERS TRUST COMPANY,
  individually and as Fronting
 Bank and Senior Managing
  Agent,

  by

    Name:
    Title:


NAME OF INSTITUTION:




  by
     ________________________
     Name:
     Title:

Acknowledged and consented to
as of the day and year first
above written:

THE GUARANTORS LISTED ON
SCHEDULE I HERETO,

  by

    Name:
    Title: